                            Letter to Stockholders
 -------------------------------------------------------------------------------


We are pleased to submit the financial statements for the six months ended June 30, 1999. In addition, the report of independent accountants, a schedule of investments and summary financial information for the Company are provided.

Net assets of the Company at June 30, 1999 were $35.58 per share, compared with $32.54 per share at December 31, 1998, on the 51,876,651 shares outstanding on each date. The total return on net assets (with reinvestment of income and capital gains distributions) for the period was 10.3%. On March 1, 1999, a distribution of $0.12 per share was paid consisting of $0.06 from 1998 longterm capital gain, $0.01 from 1998 investment income and $0.05 from 1999 investment income. All are taxable in 1999. A regular 1999 investment income dividend of $0.12 per share was paid on June 1, 1999 and another $0.12 investment income dividend has been declared July 8, 1999 and is payable September 1, 1999 to shareholders of record August 19, 1999.

Net investment income for the six months ended June 30, 1999 amounted to $9,574,280, compared with $10,226,154 for the same period in 1998. These earnings are equal to $0.18 and $0.20 per share, respectively, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 1999 amounted to $86,580,299, the equivalent of $1.67 per share.

Year 2000 Readiness Disclosure: As the countdown continues to the Year 2000, the Company, along with other investment companies and financial institutions, could be adversely affected if computer systems and embedded technology do not properly process and calculate date-related information relating to Year 2000 ("Y2K"). The Company's Y2K project team has completed testing of in-house hardware and software systems and, based on the testing results, anticipates being Year 2000 ready. The Company's custodian and transfer agent, The Bank of New York, has confirmed that it will also be Year 2000 ready. The Company has incurred no significant costs relating to the Year 2000 issue. Despite these efforts, there is no assurance that any adverse impact on the Company will be avoided.

Current and potential shareholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/ premium to the NAV, at its site on the Internet. The address for the site is www.adamsexpress.com. Also available at the website are a brief history of the Company, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 11 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,

Douglas G. Ober,

Chairman and Chief
Executive Officer

Joseph M. Truta,

President

July 16, 1999

                      Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                                 June 30, 1999

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $799,601,503)                           $1,735,240,510
 Non-controlled affiliate, Petroleum &
  Resources Corporation
  (cost $22,153,015)                                39,808,558
 Short-term investments (cost $64,106,820)          64,106,820 $1,839,155,888
-----------------------------------------------------------------------------
Cash                                                                1,185,145
Securities lending collateral                                     238,364,123
Receivables:
 Investment securities sold                                         5,510,772
 Dividends and interest                                             1,254,732
Prepaid expenses and other assets                                   5,384,063
-----------------------------------------------------------------------------
  Total Assets                                                  2,090,854,723
-----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                     2,189,257
Open option contracts at value (proceeds
 $812,922)                                                            855,313
Obligations to return securities lending
 collateral                                                       238,364,123
Accrued expenses                                                    3,549,085
-----------------------------------------------------------------------------
  Total Liabilities                                               244,957,778
-----------------------------------------------------------------------------
  Net Assets                                                   $1,845,896,945
=============================================================================
Net Assets
Common Stock at par value $1.00 per share,
 authorized 75,000,000 shares; issued and
 outstanding 51,876,651 shares                                 $   51,876,651
Additional capital surplus                                        751,569,658
Undistributed net investment income                                 2,160,660
Undistributed net realized gain on investments                     87,037,817
Unrealized appreciation on investments                            953,252,159
-----------------------------------------------------------------------------
  Net Assets Applicable to Common Stock                        $1,845,896,945
=============================================================================
  Net Asset Value Per Share of Common Stock                            $35.58
=============================================================================

*See Schedule of Investments on pages 6 through 8.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations

--------------------------------------------------------------------------------

                         Six Months Ended June 30, 1999

Investment Income
 Income:
  Dividends:
   From unaffiliated issuers                                   $  8,696,250
   From non-controlled affiliate                                    343,671
  Interest                                                        2,824,556
---------------------------------------------------------------------------
   Total income                                                  11,864,477
---------------------------------------------------------------------------
 Expenses:
  Investment research                                               986,447
  Administration and operations                                     478,763
  Directors' fees                                                    95,000
  Reports and stockholder communications                            144,220
  Transfer agent, registrar and custodian expenses                  201,169
  Auditing services                                                  27,002
  Legal services                                                     22,992
  Occupancy and other office expenses                               158,979
  Travel, telephone and postage                                      66,728
  Other                                                             108,897
---------------------------------------------------------------------------
   Total expenses                                                 2,290,197
---------------------------------------------------------------------------
   Net Investment Income                                          9,574,280
---------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on
 Investments
 Net realized gain on security transactions                      86,465,742
 Net realized gain distributed by regulated investment company
  (non-controlled affiliate)                                        114,557
 Change in unrealized appreciation on investments                74,112,425
---------------------------------------------------------------------------
   Net Gain on Investments                                      160,692,724
---------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                 $170,267,004
===========================================================================

                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                 Six Months        Year Ended
                                             Ended June 30, 1999 Dec. 31, 1998
                                             ------------------- -------------
From Operations:
 Net investment income                         $    9,574,280    $   22,579,513
 Net realized gain on investments                  86,580,299        82,933,498
 Change in unrealized appreciation on
  investments                                      74,112,425       213,960,698
--------------------------------------------------------------------------------
  Change in net assets resulting from
   operations                                     170,267,004       319,473,709
--------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                             (9,337,796)      (22,477,158)
 Net realized gain from investment
  transactions                                     (3,112,599)      (82,416,244)
--------------------------------------------------------------------------------
  Decrease in net assets from distributions       (12,450,395)     (104,893,402)
--------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of common shares issued in payment
  of optional distributions                          -0-             49,329,604
--------------------------------------------------------------------------------
  Total Increase in Net Assets                    157,816,609       263,909,911
Net Assets:
 Beginning of period                            1,688,080,336     1,424,170,425
--------------------------------------------------------------------------------
 End of period (including undistributed net
  investment
  income of $2,160,660 and $1,924,176,
  respectively)                                $1,845,896,945    $1,688,080,336
================================================================================

The accompanying notes are an integral part of the financial statements.

                         Notes to Financial Statements

-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Options are valued at the last sale price or last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 1999 was $886,229,486, and net unrealized appreciation aggregated $953,739,324 of which the related gross unrealized appreciation and depreciation were $979,319,178 and $25,579,854, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 1999 were $182,312,201 and $221,853,750, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended June 30, 1999. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the six months ended June 30, 1999.

The Company has 10,000,000 authorized and unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercisabeginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 1999, 254,301 options were outstanding, with a weighted average exercise price of $13.2803 per share. During the six months ended June 30, 1999, the Company granted options including stock appreciation rights for 25,859 shares of common stock with a weighted average exercise price of $26.294. Stock appreciation rights relating to 24,110 stock option shares were exercised at a weighted average market price of $27.5299 per share and the stock options relating to those rights, which had a weighted average exercise price of $12.3875 per share, were cancelled. At June 30, 1999, there were outstanding exercisable options to purchase 58,063 common shares at $8.740- $23.665 per share (weighted average price of $11.8401), and unexercisable options to purchase 197,987 common shares at $10.0550-$26.2525 per share (weighted average price of $15.4315). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is 5.1161 years and
6.3541 years, respectively. Total compensation expense recognized for the six months ended June 30, 1999 related to the stock options and stock appreciation rights plan was $419,505. At June 30, 1999, there were 906,219 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the six months ended June 30, 1999 was $269,942, and consisted of service cost of $94,270, interest cost of $148,540, expected return on plan assets of $427,031, and net amortization credit of $85,721.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 6.75%, the expected rate of annual salary increases was 7.0%, and the long-term expected rate of return on plan assets was 8.0%.

On January 1, 1999, the projected benefit obligation for service rendered to date was $4,501,469. During the six months ended June 30, 1999, the projected benefit obligation increased due to service cost and interest cost of $94,270 and $148,540, respectively, and decreased due to benefit payments in the amount of $100,292. The projected benefit obligation at June 30, 1999 was $4,643,987.

On January 1, 1999, the actual fair value of plan assets was $10,776,045. During the six months ended June 30, 1999, the fair value of plan assets increased due to the expected return on plan assets of $427,031 and decreased due to benefit payments in the amount of $100,292. At June 30, 1999, the projected fair value of plan assets amounted to $11,102,784 which

-------------------------------------------------------------------------------

resulted in excess plan assets of $6,458,797. The remaining components of pre paid pension cost at June 30, 1999 included $1,948,798 in unrecognized net gain, $710,460 in unrecognized prior service cost and $239,805 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other as sets at June 30, 1999 was $4,980,654.

In addition, the Company has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at June 30, 1999 for employees and former employees of the Company was $3,437,877. Aggregate remuneration paid or accrued during the six months ended June 30, 1999 to officers and directors amounted to $1,117,700.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $205,880 for the six months ended June 30, 1999.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collatral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At June 30, 1999, the Company had securities on loan of $231,302,660 and held collateral of $238,364,123.


                             Financial Highlights

-------------------------------------------------------------------------------

                                              Six Months Ended
                                           ------------------------
                                                                                      Year Ended December 31
                                            June 30,     June 30,    --------------------------------------------------------
                                              1999         1998         1998         1997        1996       1995      1994
                                           -----------  -----------  ----------- ------------ ----------- --------- ---------
Per Share Operating Performance
Net asset value, beginning of period           $32.54       $28.51       $28.51      $23.71       $21.36    $17.98    $19.78
-----------------------------------------------------------------------------------------------------------------------------
Net investment
 income                                          0.18         0.20         0.45        0.43         0.52      0.50      0.51
Net realized gains and change in
 unrealized appreciation and other
 changes                                         3.10         3.40         5.68        6.33         3.55      4.54     (0.71)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 3.28         3.60         6.13        6.76         4.07      5.04     (0.20)
Less
 distributions
Dividends from net investment income            (0.18)       (0.19)       (0.45)      (0.44)       (0.52)    (0.52)    (0.50)
Distributions from net realized gains           (0.06)       (0.05)       (1.65)      (1.52)       (1.20)    (1.14)    (1.10)
-----------------------------------------------------------------------------------------------------------------------------
Total
 distributions                                  (0.24)       (0.24)       (2.10)      (1.96)       (1.72)    (1.66)    (1.60)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $35.58       $31.87       $32.54      $28.51       $23.71    $21.36    $17.98
-----------------------------------------------------------------------------------------------------------------------------
Per share market price, end of period          $29.125      $26.875      $26.625     $24.1875     $19.75    $18.50    $15.625
Total Investment Return
Based on market
 price                                          10.4%        12.1%        19.3%       33.1%        16.4%     29.5%     (3.7)%
Based on net
 asset value                                    10.3%        12.8%        23.7%       30.7%        21.0%     29.9%      0.1%
Ratios/Supplemental Data
Net assets, end of period (in 000's)      $1,845,897   $1,591,813   $1,688,080  $1,424,170   $1,138,760  $986,231  $798,298
Ratio of expenses to average net assets         0.26%+       0.30%+       0.22%       0.39%        0.34%     0.46%     0.33%
Ratio of net investment income to average
 net assets                                     1.10%+       1.33%+       1.48%       1.61%        2.30%     2.51%     2.65%
Portfolio
 turnover                                      21.56%+      19.91%+      22.65%      17.36%       19.60%    23.98%    19.23%
Number of shares outstanding at end of
 period (in
 000's)                                       51,877       49,949       51,877       49,949      48,037    46,166    44,390

--------
+ Ratios presented on an annualized basis.

                            Schedule of Investments

--------------------------------------------------------------------------------

                                 June 30, 1999

                                                     Prin. Amt.
                                                     or Shares    Value(A)
                                                     ----------   --------

Stocks And Convertible Securities --96.2%
 Basic Materials --1.8%
 Avery Dennison Corp.                                  90,000   $  5,433,750
 Consolidated Papers, Inc.                            410,000     10,967,500
 Mead Corp.                                           400,000     16,700,000
                                                                ------------
                                                                  33,101,250
                                                                ------------
 Capital Goods -- 7.7%
 Black & Decker Corp.                                 205,100     12,946,938
 Corning, Inc.                                        460,000     32,257,500
 Dover Corp.                                          260,000      9,100,000
 General Electric Co.                                 655,000     74,015,000
 Pall Corp.                                           600,000     13,312,500
                                                                ------------
                                                                 141,631,938
                                                                ------------
 Communication Services -- 11.7%
 Telecommunications -- Cellular and Wireless --2.7%
 MediaOne Group, Inc.
  6.25% PIES due 2001                                  85,000      7,692,500
 Nextel Communications Inc. (B)                       600,000     30,112,500
 Vodafone AirTouch plc ADS                             57,500     11,327,500
                                                                ------------
                                                                  49,132,500
                                                                ------------
 Telecommunications -- Long Distance -- 3.7%
 MCI WorldCom, Inc. (B)                               410,000     35,285,625
 Qwest Communications International, Inc.
  5.75% TRENDS Pfd.
  due 2003 (C)                                        125,000      7,000,000
 Qwest Communications International, Inc. (B)         792,012     26,185,897
                                                                ------------
                                                                  68,471,522
                                                                ------------
 Telephone -- 5.3%
 Ameritech Corp.                                      310,000     22,785,000
 BellSouth Corp.                                      440,000     20,295,000
 Frontier Corp.                                       450,000     26,381,250
 SBC Communications Inc.                              380,000     22,040,000
 Time Warner Telcom Inc. (B)                          220,000      6,380,000
                                                                ------------
                                                                  97,881,250
                                                                ------------
 Consumer -- 11.9%
 Consumer Cyclical -- 2.4%
 Albertson's Inc.                                     308,700     15,917,344
 Delphi Automotive, Inc.                              625,000     11,562,500
 Dillard's, Inc.                                      120,000      4,215,000
 Polo Ralph Lauren Corp. (B)                          175,000      3,325,000
 Tiffany & Co.                                        105,000     10,132,500
                                                                ------------
                                                                  45,152,344
                                                                ------------

                                     Prin. Amt.
                                     or Shares    Value(A)
                                     ----------   --------

 Consumer Staples -- 9.5%
 CRBL Group, Inc.                      340,000  $  5,886,250
 Coca-Cola Co.                         170,000    10,540,000
 Dean Foods Co.                        300,000    12,468,750
 Fort James Corp.                      575,000    21,778,125
 Gillette Co.                          439,120    18,003,920
 Houston Industries Inc.
  7.00% conv. DECS due 2000            150,000    17,887,500
 Interstate Bakeries Corp.             138,000     3,096,375
 Ivex Packaging Corp. (B)              600,000    13,200,000
 McDonald's Corp.                      560,000    23,030,000
 MediaOne Group, Inc. (B)              150,000    11,156,250
 Owens-Illinois, Inc. (B)              300,000     9,806,250
 PepsiCo, Inc.                         295,000    11,412,813
 Procter & Gamble Co.                  100,000     8,925,000
 Ralston Purina
  7.00% SAILS due 2000                 180,000     8,370,000
                                                ------------
                                                 175,561,233
                                                ------------
 Energy -- 6.8%
 BP Amoco plc ADR                      150,000    16,275,000
 Enron Corp.                           250,000    20,437,500
 Mobil Corp.                           120,000    11,850,000
 Petroleum & Resources
  Corporation (D)                    1,145,570    39,808,558
 Royal Dutch Petroleum Co.             180,000    10,845,000
 Schlumberger Ltd.                      88,400     5,629,975
 Williams Companies, Inc.              500,000    21,281,250
                                                ------------
                                                 126,127,283
                                                ------------
 Financial -- 16.4%
 Banking -- 10.1%
 Associates First Capital Corp.
  Ser. A                               546,800    24,127,550
 Bank One Corp.                        330,000    19,655,625
 Federal Home Loan Mortgage Corp.      360,000    20,880,000
 Greenpoint Financial Corp.            425,000    13,945,312
 Investors Financial Services Corp.    480,000    19,200,000
 Mellon Bank Corp.                     420,000    15,277,500
 National City Corp.                    80,000     5,240,000
 Peoples Heritage Financial Group      474,000     8,917,125
 Provident Bankshares Corp.            303,875     7,065,104
 Wachovia Corp.                        190,000    16,256,875
 Wells Fargo & Co.                     550,000    23,512,500
 Wilmington Trust Corp.                210,000    12,048,750
                                                ------------
                                                 186,126,341
                                                ------------

--------------------------------------------------------------------------------

                                 June 30, 1999

                                                        Prin. Amt.
                                                        or Shares   Value(A)
                                                        ----------  --------

 Insurance -- 6.3%
 AMBAC Financial Group, Inc.                               379,600 $21,684,650
 American International Group, Inc.                        405,000  47,486,250
 Annuity & Life Re (Holdings), Ltd.                        700,000  15,706,250
 Financial Security Assurance Holdings Ltd.                307,387  15,984,124
 Reinsurance Group of America, Inc.                        449,775  15,854,569
                                                                   -----------
                                                                   116,715,843
                                                                   -----------
 Health Care -- 12.2%
 Drugs -- 9.8%
 ALZA Corp. (B)                                            340,000  17,297,500
 American Home Products Corp.                              530,000  30,408,750
 Baxter International                                      255,000  15,459,375
 Chiron Corp. (B)                                          750,000  15,562,500
 Elan Corp., plc ADR (B)                                   870,000  24,142,500
 Lilly (Eli) & Co.                                         290,000  20,771,250
 Merck & Co., Inc.                                         300,000  22,087,500
 Pharmacia & Upjohn Inc.                                   300,000  17,043,750
 SmithKline Beecham plc ADR                                260,000  17,176,250
                                                                   -----------
                                                                   179,949,375
                                                                   -----------
 Medical Supplies and Services -- 2.4%
 Abbott Laboratories                                       430,000  19,511,250
 American Retirement Corp.. 5.75% Conv. Sub. Debs. due
  2002                                                  $4,000,000   3,040,000
 American Retirement Corp. (B)                             151,100   1,888,750
 Integrated Health Services, Inc. 5.75% Conv. Sub.
  Debs. due 2001                                        $6,675,000   4,605,750
 Sunrise Assisted Living, Inc. (B)                         440,000  15,345,000
                                                                   -----------
                                                                    44,390,750
                                                                   -----------
 Technology -- 22.2%
 Communication Equipment -- 7.4%
 Ericsson (L.M.) Telephone Co. 4.25% Conv. Sub. Debs.
  due 2000                                                $120,000   1,042,500
 Ericsson (L.M.) Telephone Co. ADR                         750,000  24,703,125
 Lucent Technologies Inc.                                  190,000  12,813,125
 Motorola, Inc. LYONs due 2009                            $650,000   1,105,000
 Motorola, Inc.                                            150,000  14,212,500
 Nokia Corp. ADR                                           540,000  49,443,750
 Nortel Networks Corp.                                     380,000  32,988,750
                                                                   -----------
                                                                   136,308,750
                                                                   -----------

                                                       Prin. Amt.
                                                       or Shares    Value(A)
                                                       ----------   --------

 Computer Related -- 10.0%
 Cisco Systems, Inc. (B)                                 917,500  $  59,121,406
 DST Systems Inc. (B)                                    360,000     22,635,000
 First Data Corp.                                        343,980     16,833,521
 Hewlett-Packard Co.                                     200,000     20,100,000
 International Network Services (B)                      400,000     16,150,000
 QRS Corp. (B)                                           357,500     27,885,000
 Sterling Commerce, Inc. (B)                             575,000     21,131,250
                                                                  -------------
                                                                    183,856,177
                                                                  -------------
 Electronics -- 4.8%
 Intel Corp.                                             340,000     20,230,000
 Solectron Corp. (B)                                   1,040,000     69,355,000
                                                                  -------------
                                                                     89,585,000
                                                                  -------------
 Transportation -- 2.1%
 Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS
  due 2029                                                15,000        802,500
 Canadian National Railway Co.                            30,000      2,010,000
 Delta Air Lines, Inc.                                   109,100      6,286,887
 FDX Corp. (B)                                           260,000     14,105,000
 Ryder System, Inc.                                      600,000     15,450,000
                                                                  -------------
                                                                     38,654,387
                                                                  -------------
 Utilities -- 3.4%
 Black Hills Corp.                                       555,000     12,834,375
 CINergy Corp.                                           300,000      9,600,000
 ENDESA, S.A. ADR                                        350,000      7,437,500
 Northwestern Corp.                                      500,000     12,093,750
 TECO Energy, Inc.                                       300,000      6,825,000
 United Water Resources Inc.                             600,000     13,612,500
                                                                  -------------
                                                                     62,403,125
                                                                  -------------
Total Stocks and Convertible Securities
 (Cost $821,754,518)(E)                                           1,775,049,068
                                                                  -------------

-------------------------------------------------------------------------------

                                 June 30, 1999

                                                     Prin. Amt.         Value(A)
                                                     ----------         --------
Short-Term Investments --3.5%
 U.S. Government Obligations -- 0.9%
 U.S. Treasury Bills,
  4.49%, due 8/26/99                                 $16,000,000       $15,888,148
                                                                    --------------
 Certificates of Deposit -- 0.5%
 SouthTrust Bank of Alabama, 4.85-4.98%, due 7/8/99-
  7/27/99                                             10,000,000        10,000,000
                                                                    --------------
 Commercial Paper -- 2.1%
 Chevron UK Investments plc, 4.87%, due 7/15/99        1,875,000         1,871,449
 Chevron USA, 5.01-5.07%, due 7/29/99-8/10/99          6,981,000         6,948,351
 Coca-Cola Co.,
  5.11%, due 7/30/99                                   4,550,000         4,531,270
 Ford Motor Credit Corp., 4.98%, due 7/20/99           6,875,000         6,856,930
 General Electric Capital Corp., 4.93-4.98%,
  due 7/13/99-7/22/99                                $10,025,000       $10,001,807
 Deere (John) Capital Corp., 4.90%, due 8/3/99         8,045,000         8,008,865
                                                                    --------------
                                                                        38,218,672
                                                                    --------------
Total Short-Term Investments
 (Cost $64,106,820)                                                     64,106,820
                                                                    --------------
Total Investments
 (Cost $885,861,338)                                                 1,839,155,888
 Cash, receivables and other assets, less
  liabilities                                                            6,741,057
                                                                    --------------
Net Assets -- 100.0%                                                $1,845,896,945
                                                                    ==============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, except restricted securities.
(B) Presently non-dividend paying.
(C) Restricted security (Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98, cost $5,218,750).
(D) Non-controlled affiliate.
(E) The aggregate market value of stocks held in escrow at June 30, 1999 covering open call option contracts written was $6,840,938. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $13,012,500.

                        Historical Financial Statistics

-------------------------------------------------------------------------------

                                             Net     Dividends    Distributions
                                            Asset       from          from
                                  Common    Value  Net Investment Net Realized
                    Value of      Shares     per       Income         Gains
Dec. 31            Net Assets   Outstanding Share    per Share      per Share
-------            ----------   ----------- -----  -------------- -------------
1989............ $  550,091,129 29,982,939  $18.35      $.70          $1.36
1990............    529,482,769 31,479,340   16.82       .66           1.06
1991............    661,895,779 32,747,497   20.21       .54           1.09
1992............    696,924,779 34,026,625   20.48       .46           1.16
1993............    840,610,252 42,497,665   19.78       .45           1.18
1994............    798,297,600 44,389,990   17.98       .50           1.10
1995............    986,230,914 46,165,517   21.36       .52           1.14
1996............  1,138,760,396 48,036,528   23.71       .52           1.20
1997............  1,424,170,425 49,949,239   28.51       .44           1.52
1998............  1,688,080,336 51,876,651   32.54       .45           1.65
June 30, 1999...  1,845,896,945 51,876,651   35.58       .30*           .06

--------
* Paid or declared.

 ---------------------------------------------------------------------------
 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report.
 ----------------------------------------------------------------------------

                   Principal Changes in Portfolio Securities

-------------------------------------------------------------------------------

            During the Three Months Ended June 30, 1999 (unaudited)

                                                   Shares
                                     ------------------------------------------
                                                                      Held
                                     Additions     Reductions     June 30, 1999
                                     ---------     ----------     -------------
Albertson's Inc....................   308,700(/1/)                    308,700
Avery Dennison Corp................    90,000                          90,000
Black & Decker Corp................   205,100                         205,100
Canadian National Railway Co.......    30,000                          30,000
Delphi Automotive, Inc.............   125,000                         625,000
Elan Corp., plc ADR................   435,000(/2/)                    870,000
International Network Services.....   400,000                         400,000
Intel Corp.........................   170,000(/2/)                    340,000
Lucent Technologies Inc............    95,000(/2/)                    190,000
Mellon Bank Corp...................   210,000(/2/)                    420,000
Nokia Corp. ADR....................   270,000(/2/)                    540,000
Owens-Illinois, Inc................   300,000                         300,000
Pharmacia & Upjohn Inc.............   300,000                         300,000
Qwest Communications International,
 Inc...............................   396,006(/2/)                    792,012
Vodafone AirTouch plc ADS..........    57,500(/3/)                     57,500
AirTouch Communications, Inc.......                 115,000(/3/)        --
Abbott Laboratories................                  50,000           430,000
American Home Products Corp........                 105,000           530,000
American Stores Co.................                 490,000(/1/)        --
Borders Group, Inc.................                 195,000             --
Delta Air Lines, Inc...............                 191,042           109,100
Dillard's, Inc.....................                  80,000           120,000
ENDESA, S.A. ADR...................                 100,000           350,000
Emerson Electric Co................                  73,000             --
Forest Laboratories, Inc...........                 330,000             --
Hewlett-Packard Co.................                  75,000           200,000
Minnesota Mining & Manufacturing
 Co................................                 170,000             --
New Century Energies, Inc..........                 250,000             --
Procter & Gamble Co................                 130,000           100,000
QRS Corp...........................                  67,500           357,500
Solectron Corp.....................                 150,000         1,040,000
Washington Gas Light Co............                 257,000             --

--------
(1) Received .63 share of Albertson's Inc. for each share of American Stores Co. held. Purchased 45,000 separately.
(2) By stock split
(3) Received $9 in cash and .50 share of Vodafone AirTouch plc ADS for each share of AirTouch Communications, Inc. held.

                              ------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                     E-mail: Shareowner-svcs@bankofny.com

                       Report of Independent Accountants
-------------------------------------------------------------------------------
To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (hereafter referred to as the "Company") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999, by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
July 6, 1999

                         Shareholder Info and Services

-------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. On September 1, 1998, the Automatic Dividend Reinvestment Plan was replaced and enhanced by BuyDIRECT. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares without going through a broker. Direct purchase plans are growing in popularity and Adams Express is pleased to be one of the first closed-end funds to participate in such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                   $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee          $2.50 per investment
 Brokerage Commission      $0.05 per share

Reinvestment of Dividends**
 Service Fee            10% of amount invested
             (maximum of $2.50 per investment)

 Brokerage Commission $0.05 per share

Sale of Shares
 Service Fee                   $10.00
 Brokerage Commission $0.05 per share


Deposit of Certificates for safekeeping  Included


Book to Book Transfers  Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)     $500.00
Minimum optional investment
 (existing holders)                           $50.00
Maximum per transaction                   $25,000.00
Maximum per year                                NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  -----------

The Company          The Transfer Agent
The Adams Express    The Bank of New York
 Company             Shareholder Relations Dept.-8W
Lawrence L.          P.O. Box 11258
 Hooper, Jr.,        Church Street Station
Vice President,      New York, NY 10286
 Secretary and       (800) 432-8224
 General Counsel     Website:
Seven St. Paul       http://stock.bankofny.com
 Street,             E-mail:
 Suite 1140          Shareowner-svcs@ bankofny.com
Baltimore, MD
 21202
(800) 638-2479
Website:
www.adamsexpress.com
E-mail:
contact@adamsexpress.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gain distribution.

                           The Adams Express Company
--------------------------------------------------------------------------------
Board of Directors
Enrique R. Arzac/1/,/3/     W. Perry Neff/1/,/3/
Allan Comrie/1/,/2/         Douglas G. Ober/1/
Daniel E. Emerson/2/,/4/    Landon Peters/2/,/4/
Thomas H. Lenagh/3/,/4/     John J. Roberts/1/,/4/
W.D. MacCallan/1/,/3/       Robert J.M. Wilson/2/,/4/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Committee

Officers
Douglas G. Ober            Chairman and
                            Chief Executive Officer
Joseph M. Truta            President
Richard F. Koloski         Executive Vice President
Barbara L. Rishel          Vice President--Research
Richard B. Tumolo          Vice President--Research
Lawrence L. Hooper, Jr.    Vice President,
                            Secretary and
                            General Counsel
Maureen A. Jones           Vice President, and
                            Treasurer
Christine M. Griffith      Assistant Treasurer
Geraldine H. Stegner       Assistant Secretary

                                   ----------
                                   Stock Data
                                   ----------

Price (6/30/99)            $29.125
Net Asset Value (6/30/99)  $35.58
Discount:                   18.1%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX
Newspaper stock listings are generally under the abbreviation: AdaEx

                             ---------------------
                             Distributions in 1999
                             ---------------------


From Investment Income   $0.30
 (paid or declared)
From Net Realized Gains   0.06
                         -----
  Total                  $0.36
                         =====

                          ---------------------------
                          1999 Dividend Payment Dates
                          ---------------------------
                             March 1, 1999
                             June 1, 1999
                             September 1, 1999
                             December 27, 1999*
                    *Anticipated